Exhibit 10 (i)

LETTER AMENDMENT No. 4

Dated as of January 22, 2004

To the banks, financial institutions

and other lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Merrill Lynch Capital,

a Division of Merrill Lynch Business

Financial Services Inc., as Administrative Agent

(in such capacity, the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of November 26, 2002, among NDCHealth Corporation, a Delaware corporation (the “Borrower”), the Lenders and agents from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Swing Line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1, dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003 and Amendment No. 3 dated as of December 19, 2003 (as so amended or otherwise modified in writing, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) Section 2.06(b)(iii) of the Credit Agreement is hereby amended by restating each proviso therein in its entirety to read in full as follows:

“provided, that the first $70,000,000 of the Net Cash Proceeds thereof are applied to prepay, purchase or redeem the Senior Subordinated Notes; and provided further, that up to an additional $30,000,000 in such Net Cash Proceeds are used to (A) pay any premium and accrued and unpaid interest on the Senior Subordinated Notes in connection with the prepayment, purchase or redemption of such Senior Subordinated Notes permitted in the foregoing proviso and (B) make Investments permitted under Section 7.02)”.

(b) Section 7.16 of the Credit Agreement is hereby amended by deleting the word “and” from the end of subclause (a) thereof, replacing it with a “,” and adding a new subclause (c) thereto immediately following subclause (b) to read in full as follows:

“and (c) prepayments, purchase or redemption of the Senior Subordinated Notes (including any associated premium and accrued and unpaid interest thereon) permitted under Section 2.06(b)(iii).”

This Letter Amendment shall become effective as of the date first above written when, and only when, (a) the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, (b) payment in full of all expenses of the Administrative Agent related to this Letter Amendment (including all outstanding legal fees of counsel to the Agent incurred in connection with the Credit Agreement since the last date of payment of such fees) shall have been made by the Borrower and (c) the Administrative Agent shall have received fully executed counterparts of the Consent attached hereto as Annex A.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Petal Modeste No. (646) 848-4335.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, NDCHEALTH CORPORATION

By	/s/ Randolph L.M. Hutto

Name: Randolph L.M Hutto Title: EVP

Agreed to as of the date first above written:

MERRILL LYNCH CAPITAL, a division of

Merrill Lynch Business Financial Services Inc.,

as Administrative Agent, Swing Line Lender and

as Lender

By	/s/ Troy Oder

Name: Troy Oder Title: Vice President

                                             , as a Lender

[Insert Name of Financial Institution]

By

Title:

ANNEX A

CONSENT

Dated as of January 22, 2004

Each of the undersigned, as Guarantor under the Guaranty dated November 26, 2002 (the “Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Amendment (the “Credit Agreement”) hereby consents to such Letter Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC.

By	/s/ Randolph L.M. Hutto

Title: EVP

NDC OF CANADA, INC.

By	/s/ Randolph L.M. Hutto

Title: EVP